AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT I
                     IMMEDIATE VARIABLE ANNUITY CONTRACTS

                       SUPPLEMENT DATED OCTOBER 1, 2015
                    TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

     Effective on or about November 2, 2015, American General Life Insurance Company is amending its Contract prospectus for the purposes of (i) closing the Vanguard VIF Money Market Portfolio as a variable investment option under the Contracts and (ii) adding two new investment options, the Vanguard Federal Money Market Fund, a mutual fund of The Vanguard Group, and the Fidelity VIP Money Market Portfolio - Initial Class, a series of Fidelity(R) Variable Insurance Products.

     FIRST, effective on or about November 2, 2015, the Vanguard VIF Money Market Portfolio will no longer be offered as an investment option.

     SECOND, the Vanguard Federal Money Market Fund and the Fidelity VIP Money Market Portfolio - Initial Class, both of which are new variable investment options, will be available beginning on or about November 2, 2015. The Vanguard Federal Money Market Fund will only be available if your Contract has been issued on a qualified basis. The Fidelity VIP Money Market Portfolio - Initial Class will be available if your Contract was issued on a qualified or non-qualified basis.

     Please review your fund prospectuses for information about the other investment options. For additional fund prospectus copies, please contact our Group Annuity Administration Department at 1-877-299-1724.

     If you have any questions, please call our Group Annuity Administration Department at 1-877-299-1724.